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                                                      EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1997, included in Credit Acceptance Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP



Detroit, Michigan
June 30, 1997.